Retirement And Other Benefit Plans (Schedule Of Components Of Net Periodic Benefit Cost For Plans) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2011
Service cost	$ 0.1	$ 0.1	$ 0.1
Interest cost	3.6	3.8	3.9
Expected return on plan assets	(4.4)	(4.1)	(4.2)
Net actuarial loss	2.1	1.5	1.1
Settlement gain	(0.1)	0	0
Net periodic benefit cost	1.3	1.3	0.9
Defined contribution plans	4.6	4.5	3.7
Total	$ 5.9	$ 5.8	$ 4.6